                                                           Exhibit 99.4

Accelerating our ‘One Matthews’ Transformation: Matthews and SGK
March 17, 2014

Agenda

•Highlights from GELT call with CEO, Joe Bartolacci

•Who is SGK?

•Building a Global Powerhouse for Brand Solutions

•The New Organization

•Next Steps

•Q & A

Our One Matthews Vision

We will be recognized as a global leader across the industries we serve by focusing on growth and innovation for our customers through a unified One Matthews culture

Joe’s Message

•Today’s news is exciting and great for our organization

•Our One Matthews vision outlined our desire to:

–Focus on high-value opportunities

–Support growth

–Strengthen our position in the marketplace

•We committed to an ambitious growth strategy

•The SGK merger reaffirms our commitment to our vision and strategic goals

Who is SGK?

•Formerly marketed as Schawk, Inc.

•Founded as a platemaking business in 1953 by Clarence W. Schawk, currently their Board Chairman

•Public since 1995 (NYSE: SGK)

•$450M Global Provider of Brand Development and Deployment Services

•3,500+ Employees Worldwide

•40 Offices in more than 20 countries across the Americas, Europe, and Asia Pacific

SGK Products

Building a Global Powerhouse in Brand Solutions

•Geographic and product positioning uniquely complementary

–SGK: North American presence and Asian competencies

–Matthews: European presence and Merchandising capabilities

–Together, revenues to exceed $850 million

•Stronger global offering, providing greater value for our clients

Complementary Geographic Presence: The Americas

Complementary Geographic Presence: Europe, Asia, Australia

The New Organization

Next Steps

•Review of transaction by FTC

•Matthews Board of Directors forms a Special Board Committee charged with integration planning oversight Special Committee forms Project Management Office

–Represented by team members from both organizations

–Begin planning for operational integration

–Set 100, 200, 300 day plans

–Develop 3 year integration plan

Communicating Progress

•Regular updates to GELT

•Integration Team posts progress reports to GELT SharePoint site

•GELT provides bi-weekly updates to staff

•Mpressions features stories on integration activities

•Regular email updates

•Focus groups to pulse check employee engagement

Questions/Comments

•Frequently Asked Questions

•Contact the HR Service Center

–Email: HRService@matw.com

–Web: http://matweb.matw.com

•Media questions

–Contact Ann Wilson, awilson@matw.com; 412-995-1665; 412-522-6251

Closing Remarks

Additional Information and Where to Find It
In connection with the merger Matthews will file a registration statement on Form S-4 with the SEC that will include a proxy statement of SGK that also constitutes a prospectus of Matthews with respect to the shares of Matthews's common stock to be issued to SGK's shareholders in the merger. INVESTORS AND SECURITY HOLDERS OF SGK ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/ PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY MATTHEWS OR SGK WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus (when available) and other relevant documents filed or that will be filed by Matthews or SGK with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the registration statement, proxy statement/prospectus and other relevant documents filed by Matthews with the SEC may be obtained free of charge by going to Matthews's Investor Relations page on its corporate website at www.matw.com, by contacting Matthews's Investor Relations by mail at Matthews International Corporation, Two NorthShore Center, Pittsburgh, Pennsylvania 15212, Attn: Investor Relations Department, or by telephone (412) 442-8200. Copies of the registration statement, proxy statement/prospectus and other relevant documents filed by SGK with the SEC may be obtained free of charge by going to SGK’s Investor Relations page on its corporate website at www.sgkinc.com, by contacting SGK's Investor Relations by mail at SGK, Inc., 1695 S. River Rd., Des Plaines, IL 60018, Attn: Investor Relations Department, or by telephone at (847) 827-9494.
No Offer or Solicitation
This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation
Matthews and SGK, and their respective directors and executive officers may be considered participants in the solicitation of proxies from stockholders of SGK in connection with the proposed transaction. Information about the directors and executive officers of Matthews is set forth in Matthews's Proxy Statement for its 2014 Annual Meeting of Shareholders, which was filed with the SEC on January 21, 2014, and its Annual Report on Form 10-K for the fiscal year ended September 30, 2013, which was filed with the SEC on November 27, 2013. Information about the directors and executive officers of SGK is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 12, 2013, and its annual report on Form 10-K for its year ended December 31, 2013, which was filed with the SEC on March 5, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Forward Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those forward-looking statements are subject to various risks and uncertainties. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "seek," "anticipate," "estimate," "believe," "could," "would," "project," "predict," "continue," "plan" or other similar words or expressions. Such statements are based upon the current beliefs and expectations of Matthews' management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors which could have a material adverse effect on our operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, risks relating to the merger with SGK, including in respect of the satisfaction of closing conditions to the merger; unanticipated difficulties and/or expenditures relating to the merger; the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; uncertainties as to the timing of the merger; litigation relating to the merger; the impact of the transaction on relationships with customers, employees and third parties; and the inability to obtain, or delays in obtaining cost savings and synergies from the merger; as well as other risks detailed from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances.